Exhibit 10.1

EXECUTION VERSION

$300,000,000

APERGY CORPORATION

6.375% Senior Notes due 2026

Purchase Agreement

April 19, 2018

J.P. Morgan Securities LLC

As Representative of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Apergy Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $300,000,000 principal amount of its 6.375% Senior Notes due 2026 (the “Notes”). The Notes will be issued pursuant to an Indenture to be dated as of May 3, 2018 (the “Initial Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). On and after the Spin-off Date (as defined below), the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally (the “Guarantees”), by (i) the guarantors listed in Schedule 2 hereto and (ii) any subsidiary of the Company formed or acquired after the Closing Date (as defined below) that executes an additional guarantee in accordance with the terms of the Indenture (as defined below), and their respective successors and assigns (collectively, the “Guarantors”). The Notes and the Guarantees are collectively referred to herein as the “Securities.”

The Company and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1. Offering Memorandum and Transaction Information.

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company and the Guarantors have prepared a preliminary offering memorandum dated April 16, 2018 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this purchase agreement (the “Agreement”). The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

Prior to the Spin-off Date (as defined below), Dover Corporation, a Delaware corporation (“Dover”), will own the Company and equity interests in certain entities that hold certain assets and liabilities conducting Dover’s upstream oil and gas business within Dover’s Energy segment. In connection with the Spin-off (as defined below), the equity interests of the entities that hold certain assets and liabilities conducting Dover’s upstream oil and gas business within its Energy segment will be transferred to the Company and other assets and liabilities will be assigned to or assumed by the Company. After the Spin-off Date, the Company will be a stand-alone, publicly traded company. The Securities are being issued as part of the financing related to the pro rata distribution (the “Spin-off”) of 100% of the issued and outstanding shares of the Company’s common stock to the stockholders of Dover as contemplated by a separation and distribution agreement (the “Separation and Distribution Agreement”) between Dover and the Company to be entered into prior to the effectiveness of the Spin-off (the date of such effectiveness, the “Spin-off Date”). In connection with the Spin-off, the Company expects to enter into the Separation and Distribution Agreement, a tax matters agreement by and between Dover and the Company, a transition services agreement by and between Dover and the Company and an employee matters agreement by and between Dover and the Company (collectively, the “Spin-off Documents”). In connection with the Spin-off, the Company and the Guarantors intend to enter into a $250.0 million senior secured revolving credit facility (the “Revolving Credit Facility”) and a $415.0 million senior secured term loan facility (the “Term Loan Facility” and, together with the Revolving Credit Facility, the “Credit Facilities”) pursuant to a credit agreement (the “Credit Agreement”), among the Company, the Guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the other financial institutions party thereto. The Company intends to use the net proceeds of the offering of the Securities, together with borrowings under the Term Loan Facility, to fund a special cash payment (the “Cash Payment”) of approximately $700.0 million to Dover and to pay fees and expenses incurred in connection with the Transactions (as defined below).

On the Closing Date, the Company will (i) issue the Notes and (ii) if the Spin-off Date will occur after the Closing Date, enter into a customary escrow and security agreement (the “Escrow Agreement”) as contemplated by the Time of Sale Information and the Offering Memorandum, with JPMorgan Chase Bank, N.A., as escrow agent and, as applicable, bank (the “Escrow Agent”), and the Trustee. Pursuant to the Escrow Agreement, if applicable, on the Closing Date the Company will deposit into an account pledged to the Trustee for the benefit of the holders of the Securities (the “Escrow Account”) the proceeds of the offering of the Notes, together with an additional amount, in cash (collectively with any other property from time to time held in the Escrow Account by the Escrow Agent, the “Escrowed Funds”) that would be sufficient to redeem the Notes at a redemption price equal to the Mandatory Redemption Price (as defined below).

In the event that upon the earliest of any of the following to occur: (A) the Spin-off is not consummated on or prior to 5:00PM New York City time on May 31, 2018 (the “Escrow Outside Date”), (B) the Company determines, in its sole discretion, that the Release Conditions (as defined in the Time of Sale Information and the Offering Memorandum) cannot be satisfied by the Escrow Outside Date or (C) the Board of Directors of Dover determines, in its sole discretion, that the Spin-off is not in the best interests of Dover or its shareholders, that a sale or other alternative is in the best interests of Dover or its shareholders, or that market conditions or other circumstances are such that it is not advisable at that time to separate certain assets and liabilities conducting its upstream oil and gas business within its Energy segment from Dover (any such event being a “Special Mandatory Termination Date”), the Company will redeem all of the Notes in accordance with the special mandatory redemption provisions contained in the Indenture (the “Special Mandatory Redemption”), at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon to, but not including, the Special Mandatory Redemption Date (“Mandatory Redemption Price”). Written notice of the occurrence of a Special Mandatory Termination Date will be sent by an authorized representative of the Company (a “Special Redemption Notice”) within three Business Days following the occurrence of a Special Mandatory Termination Date to the Trustee and the Escrow Agent. The Special Redemption Notice will specify the date fixed for such Special Mandatory Redemption (the “Special Mandatory Redemption Date”), which date may not be any later than five Business Days from the date of such Special Redemption Notice.

The Escrow Agreement shall provide that the Escrowed Funds shall only be released pursuant to the terms of the Escrow Agreement. If the Escrow Conditions are satisfied on or prior to the Escrow Outside Date and the Escrow Agent receives the written instructions described in the Escrow Agreement and certifying that the Release Conditions have been met, the Escrow Agent shall release the Escrowed Funds in accordance with the Escrow

Agreement (such release, the “Escrow Release”; the date of the Escrow Release, the “Escrow Release Date”). Upon execution of the Escrow Agreement, the establishment of the Escrow Account, the issuance of the Notes and the deposit of the Escrowed Funds in the Escrow Account by the Company, the Company’s obligations pursuant to the Notes will be secured by a first-priority perfected lien, which will not be subject to any other lien, charge or encumbrance except as permitted by the Escrow Agreement, on the Company’s right, title and interest in the Escrow Account, the Escrowed Funds and all proceeds of any of the foregoing (the “Collateral”), granted in favor of the Trustee for the benefit of the holders of the Notes pursuant to the Escrow Agreement. For the avoidance of doubt, if the Spin-off Date occurs on the Closing Date, the Company may elect to forego the escrow procedures described in this Agreement, the Time of Sale Information and the Offering Memorandum in their entirety, in which case there will be no Escrow Agreement or Escrow Account, and the occurrence of such event shall not be deemed to be a waiver of, or amendment to, any term or condition in this Agreement.

On or prior to the Spin-off Date, (i) each of the Guarantors shall execute and deliver a joinder agreement to this Agreement in the form of Exhibit A hereto (the “Joinder Agreement”), pursuant to which each of the Guarantors will become a party hereto and (ii) each of the Guarantors shall enter into a supplemental indenture (and any related instrument) with the Trustee pursuant to which each of the Guarantors will assume all of the obligations of a Guarantor under the Initial Indenture (the “Supplemental Indenture”). As used herein, unless the context otherwise requires, the term “Indenture” shall mean the Initial Indenture, as supplemented by the Supplemental Indenture.

The issuance of the Securities, the Spin-off, the Cash Distribution, the entry into the Transaction Documents (as defined below) and the consummation of the transactions contemplated thereby and by the Time of Sale Information and the Offering Memorandum are collectively referred to herein as the “Transactions.” References herein to “the Company and its subsidiaries,” “the Company and the Guarantors” or other similar references are to such entities after giving pro forma effect to the Transactions.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date and substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement and the related Guarantees (when issued). On the Spin-off Date, each Guarantor will join the Registration Rights Agreement by executing a joinder in the form attached thereto (the “Registration Rights Agreement Joinder”). As used herein, unless the context otherwise requires, the term “Registration Rights Agreement” shall mean the Registration Rights Agreement, as amended by the Registration Rights Agreement Joinder.

2. Purchase and Resale of the Securities.

(a) (i) To the extent the Spin-off is consummated on or prior to the Closing Date, the Company and each of the Guarantors agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.25% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, from May 3, 2018 to the Closing Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(ii) To the extent the Spin-off is not consummated on or prior to the Closing Date, the Company and each of the Guarantors agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 100.00% of the principal amount thereof plus accrued interest, if any, from May 3, 2018 to the Closing Date. Upon satisfaction of the Release Conditions on the Escrow Release Date, as compensation for the services rendered by the Initial Purchasers to the Company in respect of the issuance and sale of the Notes, the

Company agrees to pay the Initial Purchasers a commission in the amount of 1.75% of the principal amount of the Notes (the “Escrow Purchasers’ Commission”), with such Escrow Purchasers’ Commission to be paid directly to the Representative on behalf of the Initial Purchasers by the Escrow Agent on the Escrow Release Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b) The Company and the Guarantors understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B) in accordance with the restrictions set forth in Annex C hereto.

(c) Each Initial Purchaser acknowledges and agrees that the Company and the Guarantors and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(h), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d) The Company and the Guarantors acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e) Payment for and delivery of the Securities will be made at the offices of Cahill Gordon & Reindel LLP at 10:00 A.M., New York City time, on May 3, 2018, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(f) Payment for the Securities shall be made by wire transfer in immediately available funds to (i) if the Spin-off has not been consummated on or prior to the Closing Date, the Escrow Account (A) in the amount of the gross proceeds of the Notes (including the Escrow Purchasers’ Commission, which shall be earned on the Closing Date (subject to the Notes not being redeemed pursuant to a Special Mandatory Redemption) and payable on the Escrow Release Date upon the Escrow Release) by the Initial Purchasers and (B) in the amount of cash sufficient to fund a Special Mandatory Redemption and the Mandatory Redemption Price on the Special Mandatory Redemption Date by or on behalf of the Company, or (ii) if the Spin-off is consummated on or prior to the Closing Date, by the Initial Purchasers in the amount of the Purchase Price to the account(s) specified by the Company to the Representative, in each case, against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

(g) The Company and the Guarantors acknowledge and agree that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering of Securities) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Guarantors or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Company, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Company or the Guarantors with respect thereto. Any review by the Representative or any Initial Purchaser of the Company, the Guarantors, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Company, the Guarantors or any other person.

3. Representations and Warranties of the Company and the Guarantors. The Company represents and warrants (it being understood that prior to the Spin-off Date all representations and warranties with respect to the Guarantors are made to the knowledge of the Company), and, upon execution of the Joinder Agreement, the Guarantors jointly and severally represent and warrant, to each Initial Purchaser that:

(a) Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 7(b) hereof.

(b) Additional Written Communications. The Company and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i) and (ii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 7(b) hereof.

(c) Financial Statements. The financial statements and the related notes thereto included in each of the Time of Sale Information and the Offering Memorandum present fairly in all material respects the financial position of the Company and the entities conducting the upstream oil and gas business within Dover’s Energy segment as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby; the other financial information included in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Company and the entities conducting the upstream oil and gas business within Dover’s Energy segment and presents fairly in all material respects the information shown thereby; and the unaudited pro forma combined financial statements and the related notes thereto included in each of the Time of Sale Information and the Offering Memorandum has been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Time of Sale Information and the Offering Memorandum.

(d) No Material Adverse Change. Since the date of the most recent financial statements of the Company included in each of the Time of Sale Information and the Offering Memorandum (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum.

(e) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under this Agreement, the Securities and the Guarantees (a “Material Adverse Effect”). After giving effect to the Transactions, the Company will not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 3 to this Agreement.

(f) Capitalization. On a consolidated basis, after giving effect to the Transactions, (i) the Company would have had the capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”; and (ii) all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company would have been duly and validly authorized and issued, would have been fully paid and non-assessable and would have been owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (collectively, “Liens”), except on and after the Closing Date, for Liens securing the Credit Facilities.

(g) Due Authorization. The Company has, and on the Spin-off Date each of the Guarantors will have, full right, power and authority to execute and deliver this Agreement, the Securities, the Initial Indenture, the Supplemental Indenture, the Joinder Agreement, the Exchange Securities (including the related Guarantees), the Registration Rights Agreement, the Registration Rights Agreement Joinder, the Spin-off Documents, the Credit Agreement and, to the extent the Spin-off is not consummated on the Closing Date, the Escrow Agreement (collectively, the “Transaction Documents”) to the extent party thereto and to perform its obligations hereunder and thereunder; and all corporate or limited liability company action required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated thereby has been duly and validly taken.

(h) The Initial Indenture and the Supplemental Indenture. The Initial Indenture has been duly authorized by the Company and on the Closing Date will be duly executed and delivered by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and the Initial Indenture will conform in all material respects to the applicable requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). On or prior to the Spin-off Date, the Supplemental Indenture will have been duly authorized by each Guarantor and on the Spin-off Date will be duly executed and delivered by each Guarantor, and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each Guarantor enforceable against each Guarantor in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions; and the Supplemental Indenture will conform in all material respects to the applicable requirements of the Trust Indenture Act.

(i) The Notes and the Guarantees. The Notes to be issued and sold hereunder have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Initial Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Initial Indenture; and, on the Spin-off Date, the Guarantees will have been duly authorized by each of the Guarantors and, when the Supplemental Indenture has been duly executed, authenticated, issued and delivered as provided in the Initial Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(j) The Exchange Securities. The Exchange Securities (including the related Guarantees) will have been duly authorized by the Company on the Closing Date and each of the Guarantors on the Spin-off Date and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement and the Registration Rights Agreement Joinder, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantor, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k) Purchase Agreement and Registration Rights Agreement. This Agreement has been duly authorized, executed and delivered by the Company; and the Registration Rights Agreement has been duly authorized by the Company and on the Closing Date will be duly executed and delivered by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(l) The Joinder Agreement and the Registration Rights Agreement Joinder. On or prior to the Spin-off Date, the Joinder Agreement and the Registration Rights Agreement Joinder will have been duly authorized by each of the Guarantors and on the Spin-off Date will be duly executed and delivered by each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute valid and legally binding obligations of each of the Guarantors, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(m) Credit Agreement. On the Spin-off Date, the Credit Agreement will have been duly authorized, executed and delivered by the Company and each of the Guarantors and will constitute a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.

(n) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(o) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) No Conflicts. The Spin-off, the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities, the issuance of the Exchange Securities and the related Guarantees and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject (other than any lien or encumbrance created or imposed pursuant to the collateral documents relating to the Credit Agreement and, to the extent the Spin-off is not consummated on or prior to the Closing Date, any lien or encumbrance created or imposed pursuant to the Escrow Agreement), (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect.

(q) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities, the issuance of the Exchange Securities and the related Guarantees and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, (ii) that will be obtained prior to the effectiveness of the Spin-off and (iii) as may be required with respect to the Exchange Securities (including the related Guarantees) under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

(r) Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such Actions are threatened or, to the knowledge of the Company or any of the Guarantors, contemplated by any governmental or regulatory authority or threatened by others.

(s) Independent Accountants. PricewaterhouseCoopers LLP (“PwC”), who have certified certain financial statements of the Company and the entities conducting the upstream oil and gas business within Dover’s Energy segment, are independent public accountants with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(t) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (iii) will secure the Credit Facilities, or (iv) to the extent the Spin-off is not consummated on or prior to the Closing Date, liens created pursuant to the Escrow Agreement.

(u) Intellectual Property. (i) The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses as presently being conducted and as described in the Time of Sale Information or the Offering Memorandum; (ii) the Company and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Company and its subsidiaries have not received any written notice of any claim relating to Intellectual Property, which such claim would reasonably be expected to have a Material Adverse Effect; and (iv) to the knowledge of the Company or any Guarantor, the Intellectual Property of the Company and their subsidiaries is not being infringed, misappropriated or otherwise violated by any person, except, in the case of clauses (ii) through (iv) above, for any such instance that would not, individually or in the aggregate, have a Material Adverse Effect.

(v) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, or other affiliates of the Company or any of its subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement on Form S-1 to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(w) Investment Company Act. Neither the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(x) Taxes. Except where the failure would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company and its subsidiaries have filed all tax returns required to be filed through the date hereof, (ii) the Company and its subsidiaries have paid all federal, state, local and foreign taxes required to be paid (including in their capacity as a withholding agent) through the date hereof, except as currently being contested in good faith and for which reserves required by GAAP have been established and maintained, and (iii) there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(y) Licenses and Permits. The Company and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in each of the Time of Sale Information and the Offering Memorandum, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course.

(z) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of the Guarantors, is contemplated or threatened and neither the Company nor any Guarantor is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or any of the Company’s subsidiaries’ principal suppliers, contractors or customers, in each case except as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any written notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(aa) Certain Environmental Matters. Except as described in the Time of Sale Information and the Offering Memorandum, (i) the Company and its subsidiaries (x) are in compliance with all applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received written notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) (x) there is no proceeding that is pending, or to the knowledge of the Company or any Guarantor is contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) none of the Company or its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(bb) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA), and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur, other than events for which the 30-day notice period has been waived; (vi) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification; and (vii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); except in each case with respect to the events or conditions set forth in (i) through (vii) hereof, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc) Disclosure Controls. As of the Spin-off Date, the Company and its subsidiaries will have established and will maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that they file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(dd) Accounting Controls. As of the Spin-off Date, the Company and its subsidiaries will maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no material weaknesses or significant deficiencies in the Company’s internal controls (other than the significant deficiency relating to margin reviews, which was identified in December 2017 and disclosed to the Initial Purchasers by the Company and PwC on the business and auditor due diligence conference calls held on April 3, 2018). PwC has advised the Audit Committee of the Board of Directors of Dover of all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect Dover’s ability to record, process, summarize and report financial information.

(ee) Insurance. The Company and its subsidiaries have, or as of the Spin-off Date, will have, insurance in such amounts and covering such losses and risks as, in the Company’s reasonable determination, is adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(ff) No Unlawful Payments. Neither the Company nor any of its subsidiaries, nor any director, officer or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company or any of the Guarantors, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee , including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(gg) Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or any of the Guarantors, threatened.

(hh) No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company or any of the Guarantors, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its subsidiaries or any of the Guarantors located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria and Crimea (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(ii) Solvency. On and immediately after the Closing Date, the Company and the Guarantors, when taken together as one entity (the “Consolidated Entity”) (after giving effect to the issuance and sale of the Securities and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to the Consolidated Entity on a particular date, that on such date (i) the fair value (and present fair saleable value) of the assets of the Consolidated Entity is not less than the total amount of liabilities (including contingent liabilities) of such person; (ii) the Consolidated Entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance and sale of the Securities and the other transactions related thereto as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, the Consolidated Entity does not have, intend to incur or believe that it will incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; and (iv) the Consolidated Entity does not have unreasonably small capital with which to conduct the business in which it is engaged as such business is being conducted and is proposed to be conducted following the Closing Date.

(jj) No Restrictions on Subsidiaries. No wholly-owned direct or indirect subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except for any such restrictions that will be permitted by the Indenture and the Credit Agreement.

(kk) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(ll) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(mm) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(nn) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(oo) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(pp) No Stabilization. Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(qq) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(rr) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ss) Statistical and Market Data. Nothing has come to the attention of the Company or any Guarantor that has caused the Company or such Guarantor to believe that the statistical and market-related data included in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(tt) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(uu) The Escrow Agreement. The Escrow Agreement has been duly authorized by the Company and, on the Closing Date, to the extent the Spin-off is not consummated on or prior to such date, will have been duly executed and delivered by the Company, and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions. Upon the execution of the Escrow Agreement, the establishment of the Escrow Account, the issuance of the Notes and the deposit of the Escrowed Funds in the Escrow Account by the Company, the Company will own, have rights in, and have the power and authority to assign rights in the Escrowed Funds, free and clear of any liens, except those created pursuant to the Escrow Agreement. If executed and delivered in accordance with the terms of this Agreement on the Closing Date, the lien on and security interest in the Collateral in favor of the Trustee for the benefit of the holders of the Notes, granted pursuant to the Escrow Agreement, will constitute a valid and perfected, first-priority security interest that is not be subject to any other lien, charge or encumbrance except as permitted by the Escrow Agreement.

(vv) Cyber Security; Data Protection. (i) (x) There has been no security breach or other compromise of or relating to any of the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and its subsidiaries have not been notified of, and have no knowledge of any event that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data; (ii) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority and internal policies relating to the privacy and security of IT Systems and Data and to the commercially reasonable protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of each of clause (i) and (ii) above, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) the Company and its subsidiaries have implemented backup technology reasonably consistent with industry standards and practices.

4. Further Agreements of the Company and the Guarantors. The Company and the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

(a) Delivery of Copies. The Company will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b) Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement to which the Representative reasonably objects.

(c) Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company and the Guarantors will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information,

Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f) Ongoing Compliance. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Clear Market. During the period from the date hereof through and including the date that is 90 days after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of Proceeds.”

(j) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k) DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l) No Resales by the Company. The Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(m) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o) No Stabilization. Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(p) Escrow of Proceeds. On the Closing Date, the Company will deposit or cause to be deposited with the Escrow Agent an amount in cash, which, together with the proceeds of the offering of the Notes deposited in the Escrow Account by the Company, is sufficient to redeem the Notes at the Special Redemption Price on the Special Mandatory Redemption Date, pursuant to the terms of the Escrow Agreement.

(q) Escrow Agreement. To the extent the Spin-off has not been consummated on or prior to the Closing Date, none of Company, any of the Guarantors or any of their respective affiliates shall seek the release of the Escrowed Funds from the Escrow Account unless such release is in compliance with the terms of the Indenture and the Escrow Agreement.

(r) Escrow Security Interest Perfection. To the extent the Spin-off has not been consummated on or prior to the Closing Date, the Company will take all actions necessary to maintain a first-priority security interest in the Escrowed Funds in the Escrow Account and to perfect a first-priority security interest in any Escrowed Funds in the Escrow Account acquired after the Closing Date, in each case as and to the extent required by the Escrow Agreement and the Indenture.

(s) Joinder Agreement, Registration Rights Agreement Joinder and Supplemental Indenture. To the extent the Spin-off has not been consummated on or prior to the Closing Date, upon consummation of the Spin-off, each of the Guarantors shall become a party to (i) this Agreement by executing the Joinder Agreement, (ii) the Indenture by executing the Supplemental Indenture and (iii) the Registration Rights Agreement by executing the Registration Rights Agreement Joinder, in each case, dated the Spin-off Date.

(t) Opinions of Counsel. Unless the Spin-off is consummated on or prior to the Closing Date, upon the consummation of the Transactions, the Company and the Guarantors shall cause (i) Sidley Austin LLP, counsel for the Company, to furnish to the Representative, at the request of the Company, their written opinion, dated the Escrow Release Date and addressed to the Initial Purchasers, to the effect set forth in Annex D-2 hereto, and (ii) Hall Estill, counsel for Dover Artificial Lift Systems, LLC and UPCO, Inc. in the State of Oklahoma, to furnish to the Representative, at the request of the Company, its written opinion, dated the Escrow Release Date and addressed to the Initial Purchasers, to the effect set forth in Annex D-3 hereto.

The Representative on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time period for their performance.

5. Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) (including any electronic road show) above, (iv) any written communication prepared by such Initial Purchaser and approved by the Company and the Representative in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included in the Time of Sale Information or the Offering Memorandum.

6. Conditions of Initial Purchasers’ Obligations.

(a) If the Spin-off is consummated on or prior to the Closing Date, the obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

1)	Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

2)	No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

3)	No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

4)	Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company’s or such Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

5)	Comfort Letters. On the date of this Agreement and on the Closing Date, PwC shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

6)	Opinion and 10b-5 Statement of Counsel for the Company. Sidley Austin LLP, counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative.

7)	Opinion of Local Counsel. Hall Estill, counsel for Dover Artificial Lift Systems, LLC and UPCO, Inc. in the State of Oklahoma, shall have furnished to the Representative, at the request of the Company, its written opinion, dated the Closing Date and addressed to the Initial Purchasers, to the effect set forth in Annex D-3 hereto.

8)	Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement, addressed to the Initial Purchasers, of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

9)	No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

10)	Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and the Guarantors in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

11)	Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company.

12)	DTC. The Securities shall be eligible for clearance and settlement through DTC.

13)	Initial Indenture and Notes. The Initial Indenture shall have been duly executed and delivered by a duly authorized officer of the Company and the Trustee, and the Notes shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the Trustee.

14)	Credit Agreement. Concurrently with or prior to the Closing Date, the Company and the Guarantors shall have entered into the Credit Agreement consistent in all material respects with the terms described in the Time of Sale Information and the Offering Memorandum and the Representative shall have received conformed counterparts thereof.

15)	Concurrent Transactions. Concurrently with or prior to the Closing Date, each of the Transactions shall have been consummated in a manner consistent in all material respects with the descriptions thereof in the Time of Sale Information and the Offering Memorandum.

16)	Spin-off Documents. Concurrently with or prior to the Closing Date, the Company shall have entered into the Spin-off Documents, in each case, consistent in all material respects with the terms described in the Time of Sale Information and the Offering Memorandum and the Representative shall have received conformed counterparts thereof.

17)	Chief Financial Officer’s Certificate. (i) On the date hereof, the Initial Purchasers shall have received a written certificate in the form of Exhibit C hereto executed by the Chief Financial Officer of the Company, dated as of the date hereof, regarding certain information in the Time of Sale Information and (ii) on the Closing Date, the Initial Purchasers shall have received a written certificate in the form of Exhibit C hereto executed by the Chief Financial Officer of the Company, dated as of the Closing Date, regarding certain information in the Offering Memorandum.

18)	Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

(b) To the extent the Spin-off is not consummated on or prior to the Closing Date, the obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to each of the following replacement conditions:

1)	The Company, the Trustee and the Escrow Agent shall have executed the Escrow Agreement and the Initial Purchasers shall have received executed copies thereof. The Escrow Agent shall have established the Escrow Account and shall have provided to the Initial Purchasers evidence thereof reasonably satisfactory to the Initial Purchasers. All other actions to be taken under the Escrow Agreement by the Company as of the Closing Date in order to effect the escrow arrangements contemplated by the Time of Sale Information (including, without limitation, the deposit of cash into the Escrow Account in accordance with the Escrow Agreement, in each case, in an amount sufficient to redeem the Notes at a redemption price equal to the Mandatory Redemption Price and delivery of a Uniform Commercial Code financing statement in respect thereof in appropriate form for filing with respect to the Company) shall have been taken.

2)	Sidley Austin LLP, counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, to the effect set forth in Annex D-1 hereto

3)	The conditions set forth in Section 6 (a) (1), (2), (3), (4), (5), (7), (8), (9), (10), (11), (l2), (13), (17) and (18) shall have been satisfied.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser through the Representative expressly for use therein it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in subsection (b) below.

(b) Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following provisions in the Preliminary Offering Memorandum and the Offering Memorandum furnished by or on behalf of the Initial Purchasers: the fourth sentence of the seventh paragraph, the eight paragraph and the eleventh paragraph under the caption “Plan of Distribution.”

(c)

Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Company, the Guarantors, their respective directors and officers and any control persons of the Company and the Guarantors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request, (ii) the Indemnifying Person shall have received notice of the terms of such settlement as soon as reasonably practicable under the terms of such settlement and in any event at least 5 days prior to such settlement being entered into and (iii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8. Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

9. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

10. Defaulting Initial Purchaser.

(a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased on the Closing Date does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder on such date plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased on the Closing Date exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

11. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any transfer or similar taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related reasonable and documented fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee, the Escrow Agent and any paying agent (including related reasonable and documented fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (ix) all expenses incurred by the Company and the Guarantors in connection with any “road show” presentation to potential investors, including, without limitation, the travel and lodging expenses of the representatives and officers of the Company, the Guarantors and any consultants (it being understood that the Initial Purchasers, collectively, shall bear one-half of the costs associated with any aircraft chartered in connection with the “road show”) and (x) the fees and expenses attributable to creating and perfecting the security interest in the Escrowed Funds as contemplated by the Escrow Agreement (including the reasonable related fees and expenses of counsel for the Initial Purchasers). Except as provided in this Section 11(a), the Initial Purchasers shall pay all of their costs and expenses, including the fees and disbursements of their counsel.

(b) If (i) this Agreement is terminated pursuant to Section 9, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.

14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; (d) the term “Exchange Act” collectively means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

15. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

16. Miscellaneous.

(a) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Initial Purchasers.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: 212-270-1063); Attention: Stathis Karanikolaidis, with a copy to Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005 (fax: 212-378-2413), Attention: Jonathan J. Frankel Esq. Notices to the Company and the Guarantors shall be given to them at Apergy Corporation, 2445 Technology Forest Blvd, Building 4, 9th Floor, The Woodlands, Texas, 77381; Attention: Julia Wright Esq., with a copy to Sidley Austin LLP, 1000 Louisiana Street, Suite 6000, Houston, Texas 77002; Attention: Jon W. Daly Esq.

(c) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Submission to Jurisdiction. The Company and each of the Guarantors hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and each of the Guarantors waive any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Company and each of the Guarantors agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and each Guarantor, as applicable, and may be enforced in any court to the jurisdiction of which Company and each Guarantor, as applicable, is subject by a suit upon such judgment.

(e) Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(f) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(g) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

APERGY CORPORATION

By	/s/ Sivasankaran Somasundaram
Name: Sivasankaran Somasundaram
Title: President and Chief Executive Officer

[Signature Page to Purchase Agreement]

Accepted: As of the date first written above

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.

By	/s/ Lauren Tanenbaum
Name: Lauren Tanenbaum
Title: Authorized Signatory

[Signature Page to Purchase Agreement]

Schedule 1

Initial Purchaser	Principal Amount
J.P. Morgan Securities LLC	$127,500,000
Deutsche Bank Securities Inc.	$37,500,000
HSBC Securities (USA) Inc.	$37,500,000
Mizuho Securities USA LLC	$37,500,000
Wells Fargo Securities, LLC	$37,500,000
Goldman Sachs & Co. LLC	$11,250,000
U.S. Bancorp Investments, Inc.	$11,250,000
Total	$300,000,000

Schedule 1-1

ANNEX A

Additional Time of Sale Information

1. Term sheet containing the terms of the Securities, substantially in the form of Annex B.

Annex A-1

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.

(iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

Annex C-1

ANNEX D-1

Form of Opinion of Counsel for the Company

[See Attached]

Annex D-1-1

May 3, 2018

J.P. Morgan Securities LLC

Deutsche Bank Securities Inc.

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

Wells Fargo Securities, LLC

Goldman, Sachs & Co. LLC

U.S. Bancorp Investments, Inc.

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

As Representative of the several Initial Purchasers

Re: Apergy Corporation

Ladies and Gentlemen:

We have acted as counsel to Apergy Corporation, a Delaware corporation (the “Company”), in connection with (i) the Purchase Agreement, dated as of April 19, 2018 (the “Purchase Agreement”), by and between the Company and J.P. Morgan Securities LLC, as representative of the initial purchasers (the “Initial Purchasers”) named in Schedule 1 to the Purchase Agreement, and (ii) the sale by the Company, and the purchase by the Initial Purchasers, severally, of $300,000,000 aggregate principal amount of the Company’s 6.375% Senior Notes due 2026 (the “Notes”) pursuant to the Purchase Agreement. The Notes are to be issued under an Indenture, dated as of May 3, 2018 (the “Indenture”) by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). In connection with the issuance and sale of the Notes, the Company and J.P. Morgan Securities LLC, for itself and on behalf of the Initial Purchasers, have entered into a Registration Rights Agreement, dated as of May 3, 2018 (the “Registration Rights Agreement”). Also in connection with the issuance and sale of the Notes, the Company and JPMorgan Chase Bank, N.A., as escrow agent (the “Escrow Agent”), are entering into an escrow agreement, dated as of May 3, 2018 (the “Escrow Agreement”). We are delivering this letter to you at the request of the Company pursuant to Section 6(f) of the Purchase Agreement.

In connection with the issuance and sale of the Notes, the Company has prepared (i) a preliminary offering memorandum dated April 16, 2018 (the “Preliminary Offering Memorandum”), (ii) a pricing term sheet dated April 19, 2018 in the form attached as Annex B to the Purchase Agreement (the “Pricing Term Sheet”), and (iii) an Offering Memorandum dated April 19, 2018 in the form first provided to the Initial Purchasers for use in connection with the offering of the Notes (the “Offering Memorandum”).

Annex D-1-2

As used herein, the following terms have the meanings set forth below:

“Applicable Laws” means the DGCL and those state laws of the State of New York, and those federal laws of the United States of America which, in our experience and without independent investigation, are normally applicable to transactions of the type contemplated by the Purchase Agreement; provided, that the term “Applicable Laws” shall not include federal or state securities or blue sky laws (including, without limitation, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended (the “1939 Act”), or the Investment Company Act of 1940, as amended (the “1940 Act”)), antifraud laws, pension or employee benefit laws, or in each case, any rules or regulations thereunder or similar matters;

“DGCL” means the General Corporation Law of the State of Delaware, as amended; and

“Exchange Notes” means the Company’s 6.375% Senior Notes due 2026 to be issued in exchange for the Notes pursuant to the Indenture and the registered exchange offer contemplated by the Registration Rights Agreement (the “Exchange Offer”).

As counsel to the Company, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such agreements, instruments, certificates, records and other documents as we have deemed necessary or appropriate for the purpose of rendering the opinions set forth in this letter. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission or which we obtained from the Securities and Exchange Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) or other sites on the internet, and the authenticity of the originals of such latter documents. If any document we examined in printed, word processed or similar form has been filed with the Securities and Exchange Commission on EDGAR, we have assumed that the document filed on EDGAR is identical to the document we examined, except for EDGAR formatting changes. As to facts and certain other matters and the consequences thereof relevant to the opinions expressed herein and the other statements made herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, (a) certificates, letters and oral and written statements and representations of public officials, officers and other representatives of the Company, accountants for the Company, and others and (b) the representations and warranties in the Purchase Agreement and the Escrow Agreement.

Based on and subject to the foregoing and the other limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

(i) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package (as defined below) and the Offering Memorandum and to execute, deliver and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Escrow Agreement and the Notes.

Annex D-1-3

(ii) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

(iii) The Notes have been duly authorized, executed and delivered by the Company. When the Notes are duly authenticated by the Trustee, all in accordance with the Indenture, and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the Notes will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture.

(iv) The Exchange Notes have been duly authorized by the Company. When the Exchange Notes are duly executed by authorized officers of the Company and authenticated by the Trustee, all in accordance with the Indenture, and delivered in exchange for a like aggregate principal amount of Notes in accordance with the Exchange Offer, the Indenture and the Registration Rights Agreement, the Exchange Notes will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture.

(v) No consent, approval, authorization or other order of any federal regulatory body, federal administrative agency or other federal governmental body of the United States of America, any state regulatory body, state administrative agency or other state governmental body of the State of Delaware acting pursuant to the DGCL or any state regulatory body, state administrative agency or other state governmental body of the State of New York is required under Applicable Laws for the execution and delivery by the Company of the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Escrow Agreement and the issuance and sale of the Notes to the Initial Purchasers as contemplated by the Purchase Agreement.

(vi) The execution and delivery by the Company of the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Escrow Agreement, and the issuance and sale of the Notes to the Initial Purchasers pursuant to the Purchase Agreement, do not (a) violate the certificate of incorporation or by-laws of the Company, (b) result in any breach of, or constitute a default under, any of the agreements or instruments listed on Schedule I hereto or (c) result in a violation by the Company of any of the terms and provisions of any Applicable Laws.

(vii) The statements in the Disclosure Package and the Offering Memorandum under the captions “Description of the Notes,” and “Exchange Offer; Registration Rights,” to the extent that such statements purport to describe certain provisions of the Indenture, the Escrow Agreement, the Registration Rights Agreement or the Notes, accurately describe such provisions in all material respects.

(viii) The statements in the Disclosure Package and the Offering Memorandum under the caption “Certain United States Federal Income Tax Considerations,” to the extent that such statements purport to describe matters of United States federal income tax law and regulations, accurately describe such matters in all material respects.

Annex D-1-4

(ix) Each of the Registration Rights Agreement, the Escrow Agreement and the Indenture has been duly authorized, executed and delivered by the Company. Each of the Registration Rights Agreement, the Escrow Agreement and the Indenture is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

(x) Assuming (A) the accuracy and performance of, and compliance with, the representations, warranties and agreements of the Company and the Initial Purchasers set forth in the Purchase Agreement and (B) the accuracy and performance of, and compliance with, the representations, warranties and agreements of each of the persons to whom the Initial Purchasers initially offer, resell or otherwise transfer the Notes as set forth in the Offering Memorandum under the caption “Transfer Restrictions,” it is not necessary, in connection with the sale of the Notes to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of the Notes by the Initial Purchasers, in each case in the manner contemplated by the Purchase Agreement and the Offering Memorandum, to register the Notes under the 1933 Act or to qualify the Indenture under the 1939 Act, it being understood that we express no opinion as to any subsequent resale or other transfer of any Notes.

(xi) The Company is not, and, after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described in the Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds,” the Company will not, be required to be registered as an “investment company” as defined in the 1940 Act.

(xii) Assuming compliance with the provisions of the Indenture, the Company’s use of the net proceeds from the offering and sale of the Notes as described in the Disclosure Package and Offering Memorandum under the caption “Use of Proceeds” will not violate Regulation U or X promulgated by the Board of Governors of the Federal Reserve System as in effect on the date hereof.

(xiii) The provisions of the Escrow Agreement are effective to create in favor of the Trustee, for the benefit of the holders of the Notes, a security interest to secure the Obligations (as defined in the Escrow Agreement) in all of the Company’s right, title and interest in that portion of the Escrow Account (as defined in the Escrow Agreement), the Escrowed Funds (as defined in the Escrow Agreement) now or hereafter placed or deposited in the Escrow Account and the other Collateral (as defined in the Escrow Agreement) (all of such Collateral, collectively, other than any assets consisting of commercial tort claims, the “Article 9 Collateral”), in each case, in which a security interest may be created under Article 9 of the Uniform Commercial Code of the State of New York as in effect on the date hereof (the “NY-UCC”). The provisions of the Escrow Agreement are effective to give the Trustee “control” (as defined in Section 9-104 of the NY-UCC) over the Escrow Account (as defined in the Escrow Agreement).

Annex D-1-5

In acting as counsel to the Company in connection with the transactions described in the first paragraph above, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and your representatives, at which conferences certain contents of the Disclosure Package (as defined below) and the Offering Memorandum and related matters were discussed. Although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements included in or omitted from the Disclosure Package or the Offering Memorandum and have made no independent check or verification thereof (except as set forth in paragraphs (vii) and (viii) above), based upon our participation in such conferences, no facts have come to our attention that have caused us to believe that, insofar as is relevant to the offering of the Notes:

(1) the Preliminary Offering Memorandum and the Pricing Term Sheet, considered together (collectively, the “Disclosure Package”), as of 5:15 p.m. (New York City time) on April 19, 2018, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(2) the Offering Memorandum, as of the date of the Offering Memorandum or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that we express no belief and make no statement with respect to the historical or pro forma financial statements and schedules and other financial or accounting data included in or omitted from the Disclosure Package or the Offering Memorandum.

The foregoing opinions and other statements are subject to the following qualifications, exceptions, assumptions and limitations:

A. The foregoing opinions and other statements are limited to matters arising under the federal laws of the United States of America, the laws of the State of New York and the DGCL. We express no opinion and make no statement as to the laws, rules or regulations of any other jurisdiction or, in the case of Delaware, any other Delaware laws, rules or regulations, or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of New York, or in each case as to any matters arising thereunder or relating thereto.

B. In rendering our opinion set forth in the first sentence of paragraph (i) above, we have relied solely upon a certificate or certificates, as the case may be, of a governmental authority or official.

C. With respect to each instrument or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and was at all relevant times and is validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may be, and had at all relevant times and has full right, power and authority to execute,

Annex D-1-6

deliver and perform its obligations under such Instrument, (ii) such Instrument has been duly authorized, executed and delivered by each party thereto, and (iii) such Instrument was at all relevant times and is a valid, binding and enforceable agreement or obligation, as the case may be, of, each party thereto; provided that we make no such assumption insofar as any of the foregoing matters relates to the Company and is expressly covered by our opinion set forth in paragraph (i), (ii), (iii), (iv) or (ix) above.

D. We express no opinion in paragraph (vi)(b) above as to any breach of or default under any financial covenant, any provision requiring a mathematical, accounting or financial computation or determination or any cross default or cross acceleration provisions triggered by another instrument or agreement.

E. We express no opinion as to any provision of any instrument, agreement or other document (i) regarding severability of the provisions thereof; (ii) providing that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that every right and remedy shall be cumulative and in addition to every other right and remedy, or that any delay or omission to exercise any right or remedy shall not impair any right or remedy or constitute a waiver thereof; (iii) providing for an increase in an interest rate or the payment of additional interest upon the occurrence of certain defaults or the failure to perform certain obligations or imposing liquidated damages or penalties; (iv) regarding waiver of usury, stay, extension or similar laws; (v) regarding any obligation or agreement to use best efforts, reasonable best efforts or commercially reasonable efforts or any similar obligation or agreement; (vi) regarding choice of law; (vii) regarding specific performance or the grant of any power of attorney; or (viii) requiring any party to take further action or to enter into further agreements or instruments or to provide further assurances. In addition, we wish to advise you that rights to indemnity and contribution under the Purchase Agreement, the Registration Rights Agreement, the Escrow Agreement or the Indenture may be limited by applicable law or public policy.

F. Our opinions are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, voidable transaction and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

G. Certain remedial provisions of the Instruments may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Instruments; however, the unenforceability of such provisions may result in delays in the enforcement of the Trustee’s rights and remedies under the Instruments (and we express no opinion as to the economic consequences, if any, of such delays).

H. In rendering our opinions set forth in paragraphs (xi) and (xii) above, we have relied as to all factual matters exclusively on the certificate, dated as of the date of this letter, of [•], the [•] of the Company, and have assumed that the certifications and representations as to such factual matters set forth therein were true and correct as of the dates set forth therein, are true and correct on the date hereof and will remain true and correct at all times through and including the date on which the Company shall have expended all of the net proceeds from the sale of the Notes.

Annex D-1-7

I. Except as provided in paragraph (xiii) above, we express no opinion on the creation or perfection of any security interest. We express no opinion on the priority of any security interest.

J. Our opinion in paragraph (xiii) above is subject to the following additional assumptions and qualifications:

(1) Such opinion is limited to Article 9 of the NY-UCC. Such opinion does not address (i) laws of jurisdictions other than the State of New York, (ii) laws of the State of New York except for those described above or (iii) what law governs attachment of the security interest granted to the Trustee in the Article 9 Collateral.

(2) Such opinion is limited to the creation and perfection of security interests in the Article 9 Collateral and such opinion does not address the creation or perfection of security interests in any other assets. We express no opinion as to the priority of any security interest in any assets (including the Article 9 Collateral).

(3) We have assumed that “value” (as such term is used in Section 9-203(b)(1) of the NY-UCC) has been given and that the Company has sufficient rights (as such term is used in Section 9-203(b)(2) of the NY-UCC) in the Article 9 Collateral of the Company for the security interest of the Trustee to attach thereto, and we express no opinion as to the nature or extent of the Company’s rights in, or title to, any of the Article 9 Collateral.

(4) To the extent that such opinion covers proceeds, such opinion is limited by Sections 9-315 and 9-322 of the NY-UCC.

(5) We note that Section 552 of Title 11 of the United States Code, as amended (the “Bankruptcy Code”), limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code is subject to a security interest arising from a security agreement entered into by the debtor before such commencement.

(6) We call to your attention that the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, ratified September 28, 2016, S. Treaty Doc. No. 112-6 (2012) (“Hague Securities Convention”) became effective on April 1, 2017. The Hague Securities Convention affects the choice of law applicable to perfection and priority of security interests in any collateral consisting of securities, financial assets or securities accounts held with an intermediary, as such terms are used in the Hague Securities Convention. We express no opinion as to the applicability or effect of the choice-of-law rules of the Hague Securities Convention for matters governed by Article 2(1) thereof.

Annex D-1-8

(7) We have assumed that (i) the Escrow Agent is a “bank” (as defined in Section 9-102(a)(8) of the NY-UCC), (ii) the Escrow Agent’s jurisdiction for purposes of Section 9-304 of the NY-UCC is and will continue to be the State of New York, and (iii) the Escrow Account is a “deposit account” (as defined in Section 9-102(a)(29) of the NY-UUC) that has been established and will be maintained at the Escrow Agent in the name, bearing the account number and otherwise in the manner set forth in the Escrow Agreement.

(8) (i) We have relied on the representations of the Escrow Agent as to the absence of any other agreements establishing “control” over the Escrow Account, (ii) we note that the security interest of the Trustee in the Escrow Account will be subordinate to any security interest now or hereafter created therein in favor of the Escrow Agent and (iii) we express no opinion as to the impact of Section 4 of the Escrow Agreement on the Trustee’s control over the Escrow Account.

(9) We also call to your attention that, under the NY-UCC, actions taken by the Escrow Agent, including amending the Escrow Agreement in a manner which eliminates or shares the “control” of the Trustee over the Escrow Account subject thereto, may adversely affect the security interest of the Trustee.

J. Whenever a statement or opinion herein is qualified by “no facts have come to our attention” or a similar phrase, it means that the lawyers currently practicing law with this Firm who have been actively involved in representing the Company in connection with the transactions described in the first paragraph of this letter, after consultation with such other attorneys currently practicing law with this Firm as they considered appropriate, have no actual current awareness of the inaccuracy of any such statement or opinion, and no inference as to our knowledge or that we have any knowledge of any matters pertaining to such statement or opinion should be drawn from the fact that we have acted as counsel to the Company in connection with the transactions contemplated by the Purchase Agreement.

The opinions expressed and the statements made herein are expressed and made as of the time of closing of the sale of the Notes to the Initial Purchasers on the date hereof and we assume no obligation to advise you of changes in law, fact or other circumstances (or the effect thereof on such opinions or statements) that may come to our attention after such time.

This letter is rendered solely to and for the benefit of the Initial Purchasers in connection with the transaction described in the first paragraph above and may not be quoted to or relied upon by, nor may this letter or copies hereof be delivered to, any other person (including, without limitation, any person who acquires Notes from or through any Initial Purchaser), nor may this letter be used for any other purpose, without our prior written consent.

Very truly yours,

Annex D-1-9

Schedule 1

1.	Indenture, dated as of June 8, 1998 between Dover Corporation and The First National Bank Chicago, as trustee.

2.	Indenture, dated as of February 8, 2001 between Dover Corporation and BankOne Trust Company, N.A., as trustee.

3.	First Supplemental Indenture, dated as of October 13, 2005, among Dover Corporation, J.P. Morgan Trust Company, National Association, as original trustee, and The Bank of New York, as trustee.

4.	Second Supplemental Indenture, dated as of March 14, 2008, between Dover Corporation and The Bank of New York, as trustee.

5.	Third Supplemental Indenture, dated as of February 22, 2011, between Dover Corporation and The Bank of New York, as trustee.

6.	Fourth Supplemental Indenture, dated as of December 2, 2013, among Dover Corporation and The Bank of New York Mellon, as trustee, and The Bank of New York Mellon, London Branch, as paying agent.

7.	Fifth Supplemental Indenture, dated as of November 3, 2015, between Dover Corporation and J.P. Morgan Trust Company National Association, as trustee.

8.	Sixth Supplemental Indenture, dated as of November 9, 2016, between Dover Corporation and J.P. Morgan Trust Company National Association, as trustee.

9.	Five-Year Credit Agreement, dated as of November 10, 2015, among Dover Corporation, the Borrowing Subsidiaries party thereto from time to time, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

ANNEX D-2

Form of Opinion of Counsel for the Guarantors

[See Attached]

Annex D-2-1

May [•], 2018

J.P. Morgan Securities LLC

Deutsche Bank Securities Inc.

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

Wells Fargo Securities, LLC

Goldman, Sachs & Co. LLC

U.S. Bancorp Investments, Inc.

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

As Representative of the several Initial Purchasers

Re: Apergy Corporation

Ladies and Gentlemen:

We have acted as counsel to Apergy Corporation, a Delaware corporation (the “Company”), in connection with (i) the Purchase Agreement, dated as of April 19, 2018 (the “Original Purchase Agreement”), by and between the Company and J.P. Morgan Securities LLC, as representative of the initial purchasers (the “Initial Purchasers”) named in Schedule 1 to the Original Purchase Agreement, and (ii) the sale by the Company, and the purchase by the Initial Purchasers, severally, of $300,000,000 aggregate principal amount of the Company’s 6.375% Senior Notes due 2026 (the “Notes”) pursuant to the Original Purchase Agreement. The Notes were issued under an Indenture, dated as of May 3, 2018 (the “Original Indenture”) by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). In connection with the issuance and sale of the Notes, the Company and J.P. Morgan Securities LLC, for itself and on behalf of the Initial Purchasers, entered into a Registration Rights Agreement, dated as of May 3, 2018 (the “Original Registration Rights Agreement”). Also in connection with the issuance and sale of the Notes, the Company, and JPMorgan Chase Bank, N.A., as escrow agent (the “Escrow Agent”), entered into an escrow agreement, dated as of May 3, 2018 (the “Escrow Agreement”).

Following the consummation of the Spin-Off (as defined in the Purchase Agreement), on the date hereof, (i) the Company, each of the direct and indirect subsidiaries of the Company listed on Schedule I hereto (the “Guarantors”) and the Trustee executed and delivered the Supplemental Indenture to the Original Indenture (the “Supplemental Indenture” and, together with the Original Indenture, the “Indenture”), pursuant to which each Guarantor became a guarantor with respect to the Notes (the “Guarantees” and, together with the Notes, the “Securities”); (ii) each of the Guarantors executed and delivered a joinder agreement to the

Annex D-2-2

Original Purchase Agreement, in the form attached as Exhibit A to the Original Purchase Agreement (the “Purchase Agreement Joinder” and, together with the Original Purchase Agreement, the “Purchase Agreement”); and (iii) each of the Guarantors executed and delivered a counterpart to the Original Registration Rights Agreement, in the form attached as Annex A to the Original Registration Rights Agreement (the “Registration Rights Agreement Joinder” and, together with the Original Registration Rights Agreement, the “Registration Rights Agreement”). We are delivering this letter to you at the request of the Company pursuant to Section 4(t) of the Purchase Agreement.

As used herein, the following terms have the meanings set forth below:

A. “Applicable Laws” means the DGCL and the DLLCA and those state laws of the State of New York, the State of California, the State of Texas, and those federal laws of the United States of America which, in our experience and without independent investigation, are normally applicable to transactions of the type contemplated by the Purchase Agreement; provided, that the term “Applicable Laws” shall not include federal or state securities or blue sky laws (including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), or the Investment Company Act of 1940, as amended (the “1940 Act”)), antifraud laws, pension or employee benefit laws or, in each case, any rules or regulations thereunder or similar matters;

B. “CCC” means the California Corporations Code, as amended.

C. “Corporate Guarantor” means each Guarantor listed on Schedule I hereto that is a corporation incorporated under the CCC, DGCL or TBOC;

D. “Covered Guarantor” means each of the Corporate Guarantors and the LLC Guarantors;

E. “DGCL” means the General Corporation Law of the State of Delaware, as amended;

F. “DLLCA” means the Limited Liability Company Act of the State of Delaware, as amended;

G. “Exchange Notes” means the Company’s 6.375% Senior Notes due 2026 to be issued in exchange for the Notes pursuant to the Indenture and the registered exchange offer contemplated by the Registration Rights Agreement (the “Exchange Offer”);

H. “Exchange Notes Guarantee” means the guarantee of the Exchange Notes by each Guarantor;

I. “Guarantor Transaction Documents” means the Supplemental Indenture, the Registration Rights Agreement Joinder and the Purchase Agreement Joinder;

J. “LLC Guarantor” means each Guarantor listed on Schedule I hereto that is a limited liability company formed under the DLLCA; and

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K. “TBOC” means the Texas Business Organizations Code, as amended.

As counsel to the Company, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such agreements, instruments, certificates, records and other documents as we have deemed necessary or appropriate for the purpose of rendering the opinions set forth in this letter. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission or which we obtained from the Securities and Exchange Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) or other sites on the internet, and the authenticity of the originals of such latter documents. If any document we examined in printed, word processed or similar form has been filed with the Securities and Exchange Commission on EDGAR, we have assumed that the document filed on EDGAR is identical to the document we examined, except for EDGAR formatting changes. As to facts and certain other matters and the consequences thereof relevant to the opinions expressed herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, (a) certificates, letters and oral and written statements and representations of public officials, officers and other representatives of the Company, the Covered Guarantors, accountants for the Company, and others and (b) the representations and warranties in the Purchase Agreement.

Based on and subject to the foregoing and the other limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

(i) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to execute and deliver and perform its obligations under the Supplemental Indenture.

(ii) Each Corporate Guarantor is a corporation validly existing and in good standing under the laws of the State of Delaware, the State of California or the State of Texas, as applicable. Each Corporate Guarantor has the corporate power and authority to execute and deliver and perform its obligations under the Guarantor Transaction Documents.

(iii) Each LLC Guarantor is a limited liability company validly existing and in good standing under the laws of the State of Delaware. Each LLC Guarantor has the limited liability company power and authority to execute and deliver and perform its obligations under the Guarantor Transaction Documents.

(iv) The Supplemental Indenture has been duly authorized, executed and delivered by the Company and each Covered Guarantor. The Indenture is a valid and binding obligation of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms.

(v) The Guarantee by each Covered Guarantor has been duly authorized by each Covered Guarantor. Assuming that the Notes have been authenticated by the Trustee in accordance with the Original Indenture and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the Guarantee by each Guarantor will be a valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with the terms of the Indenture.

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(vi) The Exchange Notes Guarantee by each Covered Guarantor has been duly authorized by each Covered Guarantor. When the Exchange Notes are duly executed by authorized officers of the Company and authenticated by the Trustee, all in accordance with the Indenture, and delivered in exchange for a like aggregate principal amount of Notes in accordance with the Exchange Offer, the Indenture and the Registration Rights Agreement, the Exchange Notes Guarantee by each Guarantor will be a valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with the terms of the Indenture.

(vii) Each of the Purchase Agreement Joinder and the Registration Rights Agreement Joinder has been duly authorized, executed and delivered by each Covered Guarantor. The Registration Rights Agreement is a valid and binding agreement of each Guarantor, enforceable against such Guarantor in accordance with its terms.

(viii) No consent, approval, authorization or other order of any federal regulatory body, federal administrative agency or other federal governmental body of the United States of America, any state regulatory body, state administrative agency or other state governmental body of the State of Delaware acting pursuant to the DGCL or the DLLCA or any state regulatory body, state administrative agency or other state governmental body of the State of New York, the State of California or the State of Texas is required under Applicable Laws for the execution and delivery by the Company of the Supplemental Indenture or the execution and delivery by any Guarantor of the Guarantor Transaction Documents.

(ix) The execution and delivery by the Company of the Supplemental Indenture and the execution and delivery by each Covered Guarantor of the Guarantor Transaction Documents to which such Covered Guarantor is a party do not (a) violate the certificate of incorporation or by-laws of the Company or any Corporate Guarantor or the certificate of formation or limited liability company agreement of any LLC Guarantor or (b) result in a violation by the Company or any Covered Guarantor of any of the terms and provisions of any Applicable Laws. The execution and delivery by the Company of the Supplemental Indenture and the execution and delivery by each Guarantor of the Guarantor Transaction Documents to which such Guarantor is a party do not (a) result in any breach of, or constitute a default under, any of the agreements or instruments listed on Schedule II hereto or (b) result in a violation by the Company or any Guarantor of those state laws of the State of New York and those federal laws of the United States of America which, in our experience and without independent investigation, are normally applicable to transactions of the type contemplated by the Purchase Agreement; provided, that such state laws of the State of New York and such federal laws of the United States of America referenced in the preceding clause shall not include federal or state securities or blue sky laws (including, without limitation, the Securities Act, the Exchange Act, the Trust Indenture Act, or the 1940 Act), antifraud laws, pension or employee benefit laws or, in each case, any rules or regulations thereunder or similar matters.

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(x) None of the Guarantors or the Company is required to be registered as an “investment company” as defined in the 1940 Act.

The foregoing opinions and other statements are subject to the following qualifications, exceptions, assumptions and limitations:

A. The foregoing opinions are limited to matters arising under the federal laws of the United States of America, the laws of the State of New York, the laws of the State of California, the State of Texas and the DGCL and the DLLCA. We express no opinion as to the laws, rules or regulations of any other jurisdiction or, in the case of Delaware, any other Delaware laws, rules or regulations, or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of New York, the State of California or the State of Texas or, in each case, as to any matters arising thereunder or relating thereto.

B. In rendering our opinion set forth in the first sentence of paragraphs (i), (ii) and (iii) above, we have relied solely upon a certificate or certificates, as the case may be, of a governmental authority or official.

C. With respect to each instrument or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and was at all relevant times and is validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may be, and had at all relevant times and has full right, power and authority to execute, deliver and perform its obligations under such Instrument, (ii) such Instrument has been duly authorized, executed and delivered by each party thereto, and (iii) such Instrument was at all relevant times and is a valid, binding and enforceable agreement or obligation, as the case may be, of, each party thereto; provided that (x) we make no such assumption insofar as any of the foregoing matters relates to the Company and is expressly covered by our opinion set forth in paragraph (i) or (iv) above, (y) we make no such assumption insofar as any of the foregoing matters relates to any Covered Guarantor and is expressly covered by our opinion set forth in paragraph (ii), (iii), (iv), (v), (vi) or (vii) above, and (z) we make no such assumption in clause (iii) of this paragraph insofar as it relates to any Guarantor (other than a Covered Guarantor) and is expressly covered by our opinion set forth in (iv), (v), (vi) or (vii) above.

D. We express no opinion as to any provision of any instrument, agreement or other document (i) regarding severability of the provisions thereof; (ii) providing that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that every right and remedy shall be cumulative and in addition to every other right and remedy, or that any delay or omission to exercise any right or remedy shall not impair any right or remedy or constitute a waiver thereof; (iii) providing for an increase in an interest rate or the payment of additional interest upon the occurrence of certain defaults or the failure to perform certain obligations or imposing liquidated damages or penalties; (iv) regarding waiver of usury, stay, extension or similar laws; (v) regarding any obligation or agreement to use best efforts, reasonable best efforts or commercially reasonable efforts or any similar obligation or agreement; (vi) regarding choice of law; (vii) regarding specific performance or the grant of any power of attorney; or (viii) requiring any party to take further action or to enter into further

Annex D-2-6

agreements or instruments or to provide further assurances. In addition, we wish to advise you that rights to indemnity and contribution under the Purchase Agreement, the Registration Rights Agreement, the Escrow Agreement or the Indenture may be limited by applicable law or public policy.

E. Our opinions are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, voidable transaction and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

F. In rendering our opinion set forth in paragraphs (iv), (v) and (vi) above, we have assumed that no event has occurred or will occur that would cause the release of the Guarantee or the Exchange Notes Guarantee of any Guarantor in accordance with the terms of the Indenture.

G. We express no opinion in clause (a) of the second sentence of paragraph (ix) above as to any breach of or default under any financial covenant, any provision requiring a mathematical, accounting or financial computation or determination or any cross-default or cross-acceleration provisions triggered by another instrument or agreement.

H. In rendering our opinion set forth in paragraphs (x) above, we have relied as to all factual matters exclusively on the certificate, dated as of the date of this letter, of [•], the [•] of the Company and each of the Guarantors, and have assumed that the certifications and representations as to such factual matters set forth therein were true and correct as of the dates set forth therein and are true and correct on the date hereof.

The opinions expressed herein are expressed as of the date hereof and we assume no obligation to advise you of changes in law, fact or other circumstances (or the effect thereof on such opinions) that may come to our attention after such time.

This letter is rendered solely to and for the benefit of the Initial Purchasers in connection with the transactions described in the first two paragraphs of this letter and may not be quoted to or relied upon by, nor may this letter or copies hereof be delivered to, any other person (including, without limitation, any person who acquires Securities from or through any Initial Purchaser), nor may this letter be used for any other purpose, without our prior written consent.

Very truly yours,

Annex D-2-7

Schedule II

1.	Separation and Distribution Agreement, dated [ ], 2018, by and between Dover Corporation and Apergy Corporation.

2.	Transition Services Agreement, dated [ ], 2018, by and between Dover Corporation and Apergy Corporation.

3.	Tax Matters Agreement, dated [ ], 2018, by and between Dover Corporation and Apergy Corporation.

4.	Employee Matters Agreement, dated [ ], 2018, by and between Dover Corporation and Apergy Corporation.

5.	Credit Agreement, dated as of [ ], 2018, by and among, inter alia, Apergy Corporation, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and the lenders party thereto.

6.	Collateral Agreement, dated as of [ ], 2018, by and among Apergy Corporation, the other grantors party thereto and JPMorgan Chase Bank, N.A., as collateral agent.

ANNEX D-3

Form of Opinion of Counsel for the Oklahoma Guarantors

[See Attached]

Annex D-3-1

DRAFT SUBJECT TO FURTHER REVISION AND COMPLETION OF DUE DILIGENCE

May [     ], 2018

J.P. Morgan Securities LLC

Deutsche Bank Securities Inc.

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

Wells Fargo Securities, LLC

Goldman, Sachs & Co. LLC

U.S. Bancorp Investments, Inc.

c/o J.P. Morgan Securities LLC

as Representative of the Initial Purchasers

under the Purchase Agreement (defined below)

383 Madison Avenue

New York, New York 10179

Re:	Purchase Agreement dated as of [April 20], 2018 (the “Original Purchase Agreement”), by and between Apergy Corporation (“Apergy”) and J.P. Morgan Securities LLC, as representative of the several initial purchasers listed in Schedule 1 thereto, involving the issuance of the Securities (as defined therein) (the “Notes Transaction”)

Ladies and Gentlemen:

We have acted as local Oklahoma counsel to Apergy Artificial Lift Systems, LLC, an Oklahoma limited liability company (“ALS”) and UPCO, Inc., an Oklahoma corporation (“UPCO” and together with ALS, each an “Oklahoma Guarantor” and together, the “Oklahoma Guarantors”), in connection with their respective execution and delivery of the documents listed in Schedule I hereto (the “Opinion Documents” and the guarantee by each Oklahoma Guarantor of the Notes (the “Guarantees’). Capitalized terms used but not defined herein have the meanings assigned to them in the Original Purchase Agreement. Terms defined in Schedules hereto also have the same meanings when used in the body of this opinion letter. This opinion is being delivered to you pursuant to Section 4(t) of the Purchase Agreement.

We have examined originals, or copies certified or otherwise identified to our satisfaction of the following documents:

Annex D-3-2

(i) the Opinion Documents;

(ii) the Indenture dated as of [     ], 2018 (the “Initial Indenture”), by and between Apergy and Wells Fargo Bank, National Association, as trustee;

(iii) the Registration Rights Agreement dated as of [     ], 2018 (the “Original Registration Rights Agreement”), by and between Apergy and J.P. Morgan Securities LLC, as representative of the initial purchasers;

(iv) the Original Purchase Agreement;

(v) the Time of Sale Information;

(vi) the Offering Memorandum;

(vii) the Officer’s Opinion Certificate with respect to the Oklahoma Guarantors, dated April [     ], 2018 (the “Opinion Certificate”);

(viii) copies of the Articles of Organization and the Certificate of Limited Liability Company (and any amendments thereto) for ALS, as certified by the office of the Oklahoma Secretary of State (the “OK SOS Office”) on April [ ], 2018;

(ix) the Operating Agreement dated as of [                 ] (and any amendments thereto) for ALS (together with the Articles of Organization and the Certificate of Limited Liability Company, the “ALS Organizational Documents”);

(x) copies of the Articles of Incorporation and the Certificate of Incorporation (and any amendments thereto) for UPCO, each as certified by the OK SOS Office on April [     ], 2018;

(xi) the Bylaws of UPCO dated as of [             ] (and any amendments thereto) (together with the Articles of Incorporation and the Certificate of Incorporation, the “UPCO Organizational Documents” and together with the ALS Organizational Documents, the “Organizational Documents”);

(xii) the Certificate of Good Standing dated April [     ], 2018 from the OK SOS Office for ALS (the “ALS Good Standing Certificate”);

(xiii) the Certificate of Good Standing dated April [     ], 2018 from the OK SOS Office for UPCO (the “UPCO Good Standing Certificate” and together with the ALS Good Standing Certificate, the “Good Standing Certificates”);

(xiv) the Resolutions of [the members] [the manager] of ALS dated April [     ], 2018 (the “ALS Resolutions”), authorizing ALS to execute and deliver the Opinion Documents to which it is a party, issue the Guarantee and take whatever other action is necessary on its part to consummate the Notes Transaction; and

(xv) Resolutions by the Board of Directors of UPCO dated April [     ], 2018 (the “UPCO Resolutions” and together with the ALS Resolutions, the “Resolutions”), authorizing UPCO to execute and deliver the Opinion Documents to which it is a party, issue the Guarantee and take whatever other action is necessary on its part to consummate the Notes Transaction.

Annex D-3-3

The documents referred to in items (i) through (vi) are sometimes referred to as the “Transaction Documents.”

In connection with this opinion letter, we have relied upon executed or execution copies of the Opinion Documents. We have also examined and relied upon originals or copies of such other documents, company records, certificates and other instruments as we have considered necessary or appropriate for purposes of this opinion. We have discussed the matters addressed in this opinion letter with representatives of the Oklahoma Guarantors to the extent we have deemed appropriate. As to certain questions of fact we have, where such facts were not otherwise verified or established, relied upon the accuracy of the various factual representations and warranties of the parties set forth in the Opinion Documents, the Opinion Certificate and the Resolutions, as well as the accuracy of the Organizational Documents and the Good Standing Certificates. We have considered such questions of law as we have deemed appropriate or necessary to enable us to give the opinions hereinafter expressed.

A. Assumptions for Legal Opinions

In rendering the opinions expressed herein as to matters of fact (but not legal conclusions), we have assumed the following to be true and have conducted no investigation to determine to the contrary:

1. The genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the authentic original documents of all documents submitted to us as certified or photostatic copies.

2. (a) Except insofar as we opine in opinion paragraphs 1 through 3 as to the Oklahoma Guarantors, (i) the Transaction Documents have been duly authorized, executed and delivered by all parties thereto and for such consideration as will support a simple contract and (ii) the person executing the Transaction Documents on behalf of each party thereto has full power and authority to do so; and (b) except insofar as we opine in opinion paragraphs 1 and 2 as to the Oklahoma Guarantors, the parties to the Transaction Documents are and will continue to be validly existing and in good standing under the law of the jurisdiction in which each is organized, located or required to be qualified by any such jurisdiction.

3. The conduct of the parties to the Notes Transaction complies with, and will comply with, any requirement of good faith, fair dealing, conscionability and commercial reasonableness.

4. There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence in connection with the Notes Transaction.

5. The Transaction Documents accurately reflect the complete understanding of the parties with respect to the subject matter thereof and the rights and obligations of the parties thereunder. There is no agreement, course of dealing or performance or usage of trade defining, supplementing, amending, modifying, waiving or qualifying the terms of any of the Opinion Documents.

Annex D-3-4

6. We have been provided with all organizational documents for each Oklahoma Guarantor, the Organizational Documents are complete and accurate, the Organizational Documents have not been amended or rescinded and there are no other organizational documents for either Oklahoma Guarantor other than the copies of the Organizational Documents provided to us. The Resolutions have not been amended, supplemented, modified or rescinded in any respect not reflected in the copy of the Resolutions provided to us. The Opinion Certificate remains in full force and effect as of the date hereof.

7. The statements, recitals, representations and warranties as to matters of fact set forth in the Transaction Documents are materially accurate and complete.

8. The execution, delivery and performance by each Oklahoma Guarantor of the Opinion Documents to which it is a party are necessary and convenient to the conduct, promotion or attainment of the business of such Oklahoma Guarantor.

9. None of the Transaction Documents have been amended, supplemented, terminated or rescinded since their execution other than the Initial Indenture as supplemented by the Supplemental Indenture, the Original Purchase Agreement as supplemented by the Joinder Agreement to the Original Purchase Agreement and the Original Registration Rights Agreement as supplemented by the Counterpart to the Original Registration Rights Agreement, and all Transaction Documents remain in full force and effect.

B. Legal Opinions

Based on the foregoing and subject to the qualifications hereinafter set forth, we are of the opinion that:

1. ALS has been duly formed, is validly existing and is in good standing as a limited liability company under the Oklahoma Limited Liability Company Act, 18 O.S. § 2000, et seq. as currently in effect (the “OK LLC Act”). ALS has the limited liability company power and authority to (i) own, lease and operate its properties and conduct its business as described in the Time of Sale Information and the Offering Memorandum, and (ii) perform its obligations under the Opinion Documents to which it is a party and its Guarantee.

2. UPCO has been duly incorporated, is validly existing and is in good standing as a corporation under the Oklahoma General Corporation Act, 18 O.S. § 1001, et seq. as currently in effect (the “OK Corporation Act”). UPCO has the corporate power and authority to (i) own, lease and operate its properties and conduct its business as described in the Time of Sale Information and the Offering Memorandum, and (ii) perform its obligations under the Opinion Documents to which it is a party and its Guarantee.

3. The Opinion Documents have been duly authorized, executed and delivered by each of the Oklahoma Guarantors as applicable.

4. The execution and delivery of the Opinion Documents by the Oklahoma Guarantors as applicable and the consummation of the transactions contemplated thereby (A) do not and will not require any consents, approvals or authorizations by the Oklahoma Guarantors from, or any registrations, declarations or filings to be made by the Oklahoma Guarantors with, any governmental authority under any statute, rule or regulation of the State of Oklahoma (the

Annex D-3-5

“State”), applicable to the Oklahoma Guarantors that have not been obtained or made, except applicable securities laws including, without limitation, filings and consents required under such applicable securities laws in connection with the transactions contemplated by the Transaction Documents (the “Transactions”), as to which no opinion is expressed; (B) do not and will not constitute a violation of the Organizational Documents of each Oklahoma Guarantor; or (C) do not and will not result in any violation of the OK LLC Act or the OK Corporation Act as applicable or the other laws of the State currently in effect and applicable to the Oklahoma Guarantors which in our experience, exercising customary professional diligence, is normally applicable to the Transactions, except for applicable securities laws as to which no opinion is expressed.

5. The Guarantee by each Oklahoma Guarantor of the Notes pursuant to the Initial Indenture (as supplemented by the Supplemental Indenture) has been duly authorized by each Oklahoma Guarantor.

6. The guarantee by each Oklahoma Guarantor of any notes issued in exchange for the Notes pursuant to the Initial Indenture (as supplemented by the Supplemental Indenture) and the registered exchange offer contemplated by the Original Registration Rights Agreement (as supplemented by the Registration Rights Agreement Joinder) has been duly authorized by each Oklahoma Guarantor.

C. Qualifications and Exceptions for Legal Opinions

All of our foregoing opinions are subject to the following qualifications and we except therefrom any opinion concerning such qualifications.

1. Our opinions in opinion paragraphs 1 and 2 with respect to due formation, valid existence and good standing of the Oklahoma Guarantors are based solely on our review of the OK LLC Act, the Oklahoma Corporation Act, the Organizational Documents, the Good Standing Certificates and such other evidence as provided to us of filings as are required by the OK SOS to qualify a domestic limited liability company or a domestic corporation to do business in the State.

2. Our opinions as to execution and delivery in opinion paragraph 3 are based solely on the representations in the Opinion Certificate.

3. We express no opinion in opinion paragraph 4(C) or otherwise, with regard to any federal law (including, without limitation, securities laws and the Trust Indenture Act of 1939) or (a) state securities and so-called “Blue Sky” laws and regulations; (b) state antitrust and unfair competition laws and regulations; (c) state or local environmental, subdivision, zoning, health, safety or land use laws and regulations, (d) state racketeering laws and regulations and banking laws and regulations, (e) state or local tax laws; (f) state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes); (g) state insurance laws; (h) administrative decisions, and rules and regulations of county, municipal, and special political subdivisions, whether state level, regional, or otherwise; (i) laws applicable to any provision in the Opinion Documents releasing, exculpating or exempting a party from, or requiring indemnification or contribution of a party for, liability for its own acts or omissions or to the extent that the same are inconsistent with public policy; and (j) usury laws.

Annex D-3-6

4. With respect to our opinions in opinion paragraph 4A, we express no opinion as to any consents or filings that might be required in the event of a breach or default under any of the Transaction Documents.

5. With respect to our opinions in opinion paragraph 4A, to the extent that the operation of any Oklahoma Guarantor’s current business constitutes “performance” by such Oklahoma Guarantor of its obligations under the Transaction Documents, various notices, filings, registrations, consents, authorizations, or other acts may be required with various governmental authorities or regulatory bodies or third parties. We express no opinion as to whether such notices, filings, registrations, consents, authorizations, or other acts have been made, obtained, or done, or will be made, obtained, or done.

6. Our opinion in opinion paragraph 4(C) as to the non-contravention of the laws of the State is not an opinion that the provisions of the Opinion Documents are enforceable against the Oklahoma Guarantors. Rather, it is our opinion that the execution and delivery of the Opinion Documents by the Oklahoma Guarantors are not prohibited by, and will not subject the Oklahoma Guarantors to a fine, penalty or other similar sanction under, any applicable laws of the State that in our experience, exercising customary professional diligence, are normally applicable to transactions of the type provided for in the Opinion Documents.

7. We express no opinion as to the enforceability of any of the Opinion Documents.

8. Our opinions expressed herein are limited to the terms and provisions of the Transaction Documents, as applicable and directly pertinent to the Oklahoma Guarantors and the Guarantee, expressly and fully set out therein and without giving effect to the terms and provisions of any other instrument by reference made a part thereof. You are hereby advised that we assume no responsibility and express no opinion for any provisions of any document or agreement which we have not reviewed but that might be referred to in the documents reviewed, which may affect any opinion we have given herein.

This opinion letter sets forth our professional judgments as to the matters set forth herein and you may rely upon the matters set forth herein as a legal opinion only. In expressing the conclusions set forth in this opinion letter, we have not intended to and do not render any guarantees or warranties of the matters discussed in this opinion letter.

The opinions expressed herein are limited to the laws of the State expressed herein. We express no opinion with respect to issues subject to or governed by Federal law or New York law or the laws of any other state.

We do not undertake to update this opinion letter or to advise you of any changes in the laws of the State that could affect the conclusions set forth herein. This opinion letter is limited to the matters expressly stated herein and no opinions may be inferred or implied beyond the matters expressly stated herein or with respect to documents incorporated by reference in any Opinion Document. The opinions set forth herein are given as of the date hereof and we assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

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The opinions expressed and the statements made herein are solely for the benefit of the Representative and its counsel, the Initial Purchasers and their respective counsel and the Trustee and its counsel, solely in connection with the Transactions. No other use or distribution of this opinion letter may be made without the undersigned counsel’s prior written consent. This opinion may not be relied upon by any other person or for any other purpose.

Very truly yours,

HALL, ESTILL, HARDWICK, GABLE,
GOLDEN & NELSON, P.C.

Annex D-3-8

SCHEDULE I

OPINION DOCUMENTS

1.	Joinder Agreement to the Original Purchase Agreement, in the form attached as Exhibit A to the Original Purchase Agreement, dated as of the date hereof, by and among, the Oklahoma Guarantors and the other parties thereto

2.	Supplemental Indenture to the Initial Indenture dated as of the date hereof (the “Supplemental Indenture”), by and among Apergy, the Oklahoma Guarantors, the other guarantors party thereto and the Trustee

3.	Counterpart to the Original Registration Rights Agreement Joinder, in the form attached as Annex A to the Original Registration Rights Agreement, dated as of the date hereof (the “Registration Rights Agreement Joinder”), by and among, the Oklahoma Guarantors and the other parties thereto.

Annex D-3-9

EXHIBIT A

FORM OF JOINDER AGREEMENT

[     ], 2018

J.P. MORGAN SECURITIES LLC (the “Representative”)

As Representative of the several Purchasers

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Reference is made to the Purchase Agreement (the “Purchase Agreement”) dated April 19, 2018 initially among Apergy Corporation, a Delaware corporation (the “Company”), and the several initial purchasers named in Schedule 1 thereto (the “Purchasers”), concerning the purchase of the Securities (as defined in the Purchase Agreement) from Company by the Purchasers. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

Each of the Guarantors listed on the signature pages hereto agree that this Joinder Agreement is being executed and delivered immediately upon the consummation of the Spin-off.

1. Joinder. Each of the parties hereto hereby agrees to be bound by the terms, conditions and other provisions of the Purchase Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as a “Guarantor” therein and as if such party executed the Purchase Agreement on the date thereof.

2. Representations, Warranties and Agreements of Each of the Guarantors. Each of the Guarantors represents and warrants to, and agrees with, the several Purchasers on and as of the date hereof that:

(a) such Guarantor has the corporate or organizational power and authority to execute, deliver and perform this Joinder Agreement and to consummate the transactions contemplated hereby and this Joinder Agreement has been duly authorized, executed and delivered by such Guarantor; and

(b) the representations, warranties and agreements of the Guarantors set forth in the Purchase Agreement are true and correct on and as of the date hereof.

3. Governing Law. This Joinder Agreement and any claim, controversy or dispute arising under or related to this Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York.

4. Counterparts. This Joinder Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication or electronic communication), each of which shall be an original and all of which together shall constitute one and the same instrument.

Exhibit A-1

5. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. All headings of this Joinder Agreement are included for convenience of reference only and shall not be deemed a part of this Joinder Agreement.

7. Survival. This Joinder Agreement does not cancel, extinguish, limit or otherwise adversely affect any right or obligation of the parties under the Purchase Agreement. The Guarantors party hereto acknowledge and agree that all of the provisions of the Purchase Agreement shall remain in full force and effect.

[Signature page follows]

Exhibit A-2

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance of this Joinder Agreement by signing in the space provided below, whereupon this Joinder Agreement and the Purchase Agreement will become binding agreements among the Guarantors party hereto in accordance with their terms.

[ ]

By:
Name:
Title:

Exhibit A-3

EXHIBIT B

Form of Registration Rights Agreement

[See Attached]

Exhibit B-1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated May 3, 2018 (this “Agreement”) is entered into by and between Apergy Corporation, a Delaware corporation (the “Company”), and J.P. Morgan Securities LLC (“J.P. Morgan”), for itself and on behalf of the several Initial Purchasers listed on Schedule 2 hereto (the “Initial Purchasers”).

Upon consummation of the Spin-off (as defined in the Purchase Agreement (as defined below)), and the entry into a Guarantee (as defined below) under the Indenture (as defined below) by each of the guarantors listed in Schedule 1 hereto (such guarantors, the “Initial Guarantors”), the Initial Guarantors will execute and deliver a counterpart to this Agreement substantially in the form attached as Annex A hereto and shall thereby join this Agreement. Notwithstanding the foregoing or anything herein to the contrary, to the extent that, on the Spin-off Date (as defined in the Purchase Agreement), any entity is not required to guarantee the Securities (as defined below) pursuant to the terms of the Indenture, such entity will not be required to become an Initial Guarantor under this Agreement and for all purposes of this Agreement will not be deemed an “Initial Guarantor.”

The Company and J.P. Morgan (for itself and on behalf of the several Initial Purchasers) are, and, after giving effect to the joinder to the Purchase Agreement referred to in the Purchase Agreement, the Initial Guarantors will be, parties to the Purchase Agreement dated April 19, 2018 (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of $300,000,000 aggregate principal amount of the Company’s 6.375% Senior Notes due 2026 (the “Securities”), which will be guaranteed on an unsecured senior basis by each of the Guarantors (as defined below). As an inducement to J.P. Morgan (for itself and on behalf of the several Initial Purchasers) to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Guarantor” shall mean any subsidiary of the Company that enters into a Guarantee under the Indenture after the date of this Agreement.

“Additional Interest” shall have the meaning set forth in Section 2(d) hereof.

“Agreement” shall have the meaning set forth in the preamble.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed. For purposes of this Agreement, if the day on which any deadline specified in this Agreement expires is not a Business Day, such deadline shall be deemed to expire on the next succeeding Business Day.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors and permitted assigns.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

Exhibit B-2

“Exchange Act Report” shall mean any report, proxy statement and other information to be filed by the Company or the Guarantors under the Exchange Act.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean a registration statement on Form S-4 (or, if applicable, on another appropriate form) registering the offer and sale of Exchange Securities in the Exchange Offer, and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior unsecured notes issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical in all material respects to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Securities or the Exchange Securities.

“Guarantees” shall mean the guarantees of the Securities and, from and after the issuance of any Exchange Securities, guarantees of the Exchange Securities, in each case by the Guarantors under the Indenture.

“Guarantors” shall mean the Initial Guarantors, any Additional Guarantors and any Guarantor’s successor that Guarantees the Securities, in each case until such time as any such Guarantor is released from its Guarantee in accordance with the terms of the Indenture.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors and permitted assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that, for purposes of Section 4 and Section 5 hereof, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities, dated as of May 3, 2018, by and between the Company and Wells Fargo Bank, National Association, as trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Initial Guarantors” shall have the meaning set forth in the preamble.

Exhibit B-3

“Initial Purchasers” shall have the meaning set forth in the preamble.

“J.P. Morgan” shall have the meaning set forth in the preamble.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; provided, further, that if the Company shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Notice and Questionnaire” shall mean a notice of registration statement and selling security holder questionnaire distributed to a Holder by the Company upon receipt of a Shelf Request from such Holder.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Participating Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 2(b) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities upon the earliest to occur of the following: (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities cease to be outstanding, (iii) except in the case of Securities that otherwise remain Registrable Securities and that are held by an Initial Purchaser and that are ineligible to be exchanged in the Exchange Offer, when the Exchange Offer is consummated, whether or not the Holder of such Securities participates in such Exchange Offer, (iv) when such Securities are sold pursuant to Rule 144 under the Securities Act or (v) on the second anniversary of this Agreement.

“Registration Default” shall mean, subject to Section 3(d), the occurrence of any of the following: (i) the Exchange Offer is not completed on or prior to the Target Registration Date, (ii) the Shelf Registration Statement, if required pursuant to Section 2(b)(i) or Section 2(b)(ii) hereof, has not become effective on or prior to the later of (a) the Target Registration Date and (b) the date that is 120 days after the Issuer and the Guarantors are required to file a Shelf Registration Statement pursuant to Section

Exhibit B-4

2(b)(i) or 2(b)(ii) hereof, (iii) if the Company receives a Shelf Request pursuant to Section 2(b)(iii), the Shelf Registration Statement required to be filed thereby has not become effective by the later of (a) the Target Registration Date and (b) 120 days after delivery of such Shelf Request, (iv) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter ceases to be effective or the Prospectus contained therein ceases to be usable for resales of Registrable Securities during the Shelf Effectiveness Period and such failure to be effective or be usable exists for more than 90 days (whether or not consecutive) in any 12-month period or (v) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter, on more than two occasions in any 12-month period during the Shelf Effectiveness Period, the Shelf Registration Statement ceases to be effective or the Prospectus contained therein ceases to be usable for resales of Registrable Securities, in each case whether or not permitted by this Agreement.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws to the extent required hereunder (including reasonable and documented out-of-pocket fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of the Company or the Guarantors in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable and documented out-of-pocket fees and disbursements of one counsel for the Participating Holders (which counsel shall be selected by the Participating Holders holding a majority of the aggregate principal amount of Registrable Securities held by such Participating Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent registered public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding (x) fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and (y) underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder and (z) any other costs or expenses of the Underwriters or the Holders.

“Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

Exhibit B-5

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all or a portion of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Staff” shall mean the staff of the SEC.

“Target Registration Date” shall mean May 3, 2019.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2. Registration Under the Securities Act.

(a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the Guarantors shall use their commercially reasonable efforts to (x) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (y) have such Registration Statement become and remain effective until 180 days after the last Exchange Date for use by one or more Participating Broker-Dealers. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their commercially reasonable efforts to complete the Exchange Offer not later than the Target Registration Date.

The Company and the Guarantors shall commence the Exchange Offer by mailing or otherwise making available in compliance with applicable procedures of the depositary for such Registrable Security the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed or otherwise made available) (the “Exchange Dates”);

Exhibit B-6

(iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement, except as otherwise specified herein;

(iv) that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date; and

(v) that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) sending to the institution and at the address specified in the notice, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with the applicable procedures of the depositary for the Registrable Securities.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (1) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (2) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (3) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or any Guarantor, (4) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities, and (5) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as reasonably practicable after the last Exchange Date, the Company and the Guarantors shall:

(I) accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(II) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities tendered by such Holder.

The Company and the Guarantors shall use their commercially reasonable efforts to complete the Exchange Offer as provided above and shall use commercially reasonable efforts to comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

Exhibit B-7

For the avoidance of doubt, notwithstanding any provision herein purporting to require physical mailing, delivery or acceptance of any document or instrument, the Company and the Guarantors may conduct the Exchange Offer exclusively through the automated tender offer program of The Depository Trust Company or any successor or similar system permitting electronic transmittal, tender and acceptance of documents and instruments, provided that this provision shall apply only to Registrable Securities held in the form of beneficial interests in a global note deposited with (or held by a custodian for) The Depository Trust Company.

(b) In the event that (i) the Company and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) hereof is not available or the Exchange Offer may not be completed as soon as reasonably practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed by the Target Registration Date or (iii) upon receipt of a written request (a “Shelf Request”) from any Initial Purchaser representing that it holds Registrable Securities that are or were ineligible to be exchanged in the Exchange Offer, the Company and the Guarantors shall use their commercially reasonable efforts to cause to be filed as soon as reasonably practicable after such determination, date or Shelf Request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and use commercially reasonable efforts to have such Shelf Registration Statement become effective; provided that (x) no Holder will be entitled to have any Registrable Securities included in any Shelf Registration Statement, or entitled to use the prospectus forming a part of such Shelf Registration Statement, until such Holder shall have delivered a completed and signed Notice and Questionnaire and provided such other information regarding such Holder to the Company as is contemplated by Section 3(b) hereof and, if necessary, the Shelf Registration Statement has been amended to reflect such information and (y) in no event shall the Company or the Guarantors be under any obligation to file any such Shelf Registration Statement before they are obligated to file an Exchange Offer Registration Statement pursuant to Section 2(a) hereof.

In the event that the Company and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantors shall use their commercially reasonable efforts to file and have become effective both an Exchange Offer Registration Statement pursuant to Section 2(a) hereof with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer.

The Company and the Guarantors agree to use their commercially reasonable efforts to keep the Shelf Registration Statement, if required, continuously effective until the Securities cease to be Registrable Securities (the “Shelf Effectiveness Period”). The Company and the Guarantors further agree to use their commercially reasonable efforts to supplement or amend the Shelf Registration Statement, the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Participating Holder of Registrable Securities with respect to information relating to such Holder, and to use their commercially reasonable efforts to cause any such amendment to become effective, if required, and such Shelf Registration Statement, Prospectus or Free Writing Prospectus, as the case may be, to become usable as soon as thereafter reasonably practicable subject to Section 3(d) below. The Company and the Guarantors agree to furnish to the Participating Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC, as reasonably requested by the Participating Holders.

(c) The Company and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

Exhibit B-8

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC. A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

If a Registration Default occurs, the interest rate on the Registrable Securities will be increased by (i) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 1.00% per annum (such interest referred to in clauses (i) and (ii) above, “Additional Interest”). A Registration Default ends when the Securities cease to be Registrable Securities or, if earlier, (1) in the case of a Registration Default under clause (i) of the definition thereof, when the Exchange Offer is completed, (2) in the case of a Registration Default under clause (ii) or clause (iii) of the definition thereof, when the Shelf Registration Statement becomes effective or (3) in the case of a Registration Default under clause (iv) or clause (v) of the definition thereof, when the Shelf Registration Statement again becomes effective or the Prospectus again becomes usable. If at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on such next date that there is no Registration Default.

(e) It is acknowledged that the interest rate increase set forth above is the sole remedy for any default hereunder.

3. Registration Procedures.

(a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall:

(i) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (A) shall be selected by the Company and the Guarantors, (B) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Participating Holders thereof and (C) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith; and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii) subject to Section 3(d) below, prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and use their commercially reasonable efforts to keep each Prospectus current during the period described in Section 4(a)(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

Exhibit B-9

(iii) to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Company or the Guarantors with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iv) in the case of a Shelf Registration, furnish to each Participating Holder, to counsel for the Initial Purchasers, to counsel for such Participating Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, preliminary prospectus or Free Writing Prospectus, and any amendment or supplement thereto (other than, unless specifically requested and not publicly available via the SEC’s EDGAR filing system, any Exchange Act Report that amends or supplements any Prospectus or preliminary prospectus because it is incorporated by reference therein), as such Participating Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 3(c) hereof, the Company and the Guarantors consent to the use of such Prospectus, preliminary prospectus or such Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Participating Holders and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or such Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(v) use their commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions of the United States as any Participating Holder shall reasonably request in writing by the time the applicable Registration Statement becomes effective; cooperate with such Participating Holders in connection with any filings required to be made with FINRA; and use their commercially reasonable efforts to do any and all other acts and things that may be reasonably necessary or advisable to enable each Participating Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Participating Holder; provided that neither the Company nor any Guarantor shall be required to (1) qualify or be authorized, as applicable, as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify or be authorized, (2) file any general consent to service of process in any such jurisdiction, (3) subject itself to taxation in any such jurisdiction if it is not already so subject or (4) make any changes to incorporating or organizational documents;

(vi) notify counsel for the Initial Purchasers and, in the case of a Shelf Registration, notify each Participating Holder and counsel for such Participating Holders promptly and, if requested by any such Participating Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or any Free Writing Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the applicable effective date of a Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any

Exhibit B-10

U.S. jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Registration Statement is effective that, in the reasonable judgment of the Company, makes any statement of a material fact made in such Registration Statement or the related Prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus or any Free Writing Prospectus in order to make the statements therein not misleading and (6) of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus or any Free Writing Prospectus would be appropriate;

(vii) subject to Section 3(d) below, obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2) under the Securities Act, including by filing an amendment to such Registration Statement on the proper form, as soon as reasonably practicable and provide prompt notice to each Holder or Participating Holder of the withdrawal of any such order or such resolution;

(viii) in the case of a Shelf Registration, furnish to each Participating Holder upon request, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested and such documents are not publicly available via the SEC’s EDGAR filing system);

(ix) in the case of a Shelf Registration, cooperate with the Participating Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Participating Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

(x) upon the occurrence of any event contemplated by Section 3(a)(vi)(5) hereof, subject to Section 3(d) below, use their commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to the applicable Exchange Offer Registration Statement or Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Participating Holders (in the case of a Shelf Registration Statement) and the Initial Purchasers and any Participating Broker-Dealers known to the Company (in the case of an Exchange Offer Registration Statement) to suspend use of the Prospectus or any Free Writing Prospectus (but may exclude the basis for the suspension) as promptly as practicable after the occurrence of such an event, and such Participating Holders, such Participating Broker-Dealers and the Initial Purchasers, as applicable, hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Company and the Guarantors have amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

Exhibit B-11

(xi) not, at any time after initial filing of a Registration Statement, use or file any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus or a Free Writing Prospectus, or any document that is to be incorporated by reference into a Registration Statement (other than an Exchange Act Report), a Prospectus or a Free Writing Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders or their counsel) shall reasonably object within two Business Days after the receipt thereof, unless the Company believes in good faith that use or filing of such Prospectus, Free Writing Prospectus, or any amendment of or supplement to a Registration Statement, Prospectus or Free Writing Prospectus or any document that is to be incorporated by reference into a Registration Statement (other than an Exchange Act Report), a Prospectus or a Free Writing Prospectus is required by applicable law. This clause (xi) shall not apply to any filing by the Company or the Guarantors of any Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K with respect to matters unrelated to the Exchange Offer or the Registrable Securities and the offering thereof or exchange therefor;

(xii) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the initial effective date of a Registration Statement;

(xiii) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiv) if reasonably requested by any Participating Holder, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Participating Holder as such Participating Holder reasonably requests to be included therein, based on a reasonable belief that such information is required to be included therein or is necessary to make the information about such Participating Holder therein not misleading, and make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable following receipt by the Company of written notification of the matters to be so included in such filing;

(xv) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Participating Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and consistent with the applicable representations and warranties in the Purchase Agreement and confirm the same if and when requested; provided that the Participating Holders’ representations and warranties shall be of the substance and scope as are customarily made by selling securityholders to underwriters and issuers in underwritten offerings, (2) use their commercially reasonable efforts to obtain opinions of counsel to the Company and the Guarantors (which opinions, in form, scope and

Exhibit B-12

substance, shall be reasonably satisfactory to such Underwriters and their respective counsel) addressed to each Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings and consistent with the opinions delivered pursuant to the Purchase Agreement; provided that, if required by the Underwriter, counsel for the Participating Holders shall provide an opinion to the Underwriter covering the matters customarily covered in opinions requested from selling securityholders by underwriters in underwritten offerings, (3) use their commercially reasonable efforts to obtain “comfort” letters from the independent registered public accountants of the Company and the Guarantors (and, if necessary, any other registered public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Participating Holder (to the extent permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained in any preliminary prospectus, Prospectus or Free Writing Prospectus and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or by the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(xvi) so long as any Registrable Securities remain outstanding, cause each Additional Guarantor upon the creation or acquisition by the Company of such Additional Guarantor, to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart to the Initial Purchasers no later than five Business Days following the execution thereof.

(b) In the case of a Shelf Registration Statement, the Company may require, as a condition to including a Holder’s Registrable Securities in such Shelf Registration Statement, such Holder of Registrable Securities to furnish to the Company a Notice and Questionnaire and such other information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless such Holder furnishes to the Company in writing, promptly (but in no event later than 10 days) following receipt of a written request therefor, such information as the Company may reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein about such Holder required to be disclosed so that the information about such Holder disclosed is not materially misleading and does not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and no such Holder shall be entitled to Additional Interest pursuant hereto unless and until such Holder shall have provided such information.

(c) Each Participating Holder and Participating Broker-Dealer agrees that, upon receipt of any notice from the Company and the Guarantors of the happening of any event of the kind described in Section 3(a)(vi)(3) or Section 3(a)(vi)(5) hereof or any notice pursuant to Section 3(d), such Participating Holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement or the Exchange Offer Registration Statement, respectively, until such Participating Holder’s or Participating Broker-Dealer’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(a)(x) hereof or notice that the period referred to in Section 3(d) has ended and, if so directed by

Exhibit B-13

the Company and the Guarantors, such Participating Holder or Participating Broker-Dealer, as the case may be, will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Participating Holder’s or Participating Broker-Dealer’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d) Notwithstanding any other provisions of this Agreement to the contrary, the Company may postpone effecting a Shelf Registration (or the maintenance of its effectiveness and usability) or may suspend the usability of the Prospectus relating to the Exchange Offer Registration Statement if (i) an event occurs and is continuing as a result of which the Shelf Registration, any related Prospectus or any document incorporated or deemed to be incorporated therein by reference, would, in the good faith judgment of the board of directors of the Company, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading (with respect to such a Prospectus only, in light of the circumstances under which they were made), and (ii) (a) the board of directors of the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company, (b) the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed or (c) the board of directors of the Company determines in its good faith judgment that some other valid business purpose exists for not making such disclosure at such time; provided, however, that the Company may only suspend the offering and sale of Securities under a Shelf Registration Statement pursuant to this clause (ii) for a period or periods not in excess of 60 consecutive days or more than two (2) times during any calendar year during which such Shelf Registration Statement is required to be effective and usable hereunder (measured from the effective time of such Shelf Registration Statement to successive anniversaries thereof).

(e) The Participating Holders who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering, subject in each case to consent by the Company (which shall not be unreasonably withheld or delayed so long as such bank or manager is nationally recognized as an underwriter of debt securities offerings).

(f) Each Holder agrees that such Holder shall not take any action that would result in the Company or Guarantors being required to file with the SEC a free writing prospectus, as defined in Rule 405, as amended, under the Securities Act, prepared by or on behalf of such Holder that otherwise would not be required to be filed by the Company or Guarantors thereunder, but for the action of such Holder. No Holder of Registrable Securities may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

4. Participation of Broker-Dealers in Exchange Offer.

(a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

Exhibit B-14

The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, and subject to Section 3(d), the Company and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement to include the necessary plan of distribution and related disclosure for a period of up to 180 days after the last Exchange Date, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Company and the Guarantors further agree that Participating Broker-Dealers shall be authorized, subject to Section 3(d), to deliver such Prospectus (or, to the extent permitted by law, make available) during such period in connection with the resales contemplated by this Section 4.

(c) The Initial Purchasers shall have no liability to the Company, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) hereof.

5. Indemnification and Contribution.

(a) The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable and documented out-of-pocket legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Company in writing through J.P. Morgan or any selling Holder, respectively, expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information.

Exhibit B-15

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Initial Purchasers and the other selling Holders, the directors of the Company and the Guarantors, each officer of the Company and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Company, the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement, any Prospectus and any Free Writing Prospectus.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person (which consent shall not be unreasonably withheld, conditioned or delayed), be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the reasonable and documented fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to one local counsel per relevant jurisdiction) for all Indemnified Persons, and that all such fees and expenses shall be reasonable and documented and shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by J.P. Morgan, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for reasonable and documented fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request, (ii) the Indemnifying Person shall have received notice of the terms of such settlement as soon as reasonably

Exhibit B-16

practicable under the terms of such settlement and in any event at least 5 days prior to such settlement being entered into and (iii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.

(f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company or the Guarantors or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

Exhibit B-17

6. General.

(a) No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict in any material respect with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts in any material respect with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 6(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder. Each Holder may waive compliance with respect to any obligation of the Company or any Guarantor under this Agreement as it may apply or be enforced by such particular Holder.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Company and the Guarantors, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three (3) Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall

Exhibit B-18

acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile, email or other electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

(i) Waiver of Jury Trial. The parties hereto irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(j) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

Exhibit B-19

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

APERGY CORPORATION

By:
Name:
Title:

Confirmed and accepted as of the date first above written:

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the several Initial Purchasers

By:
Authorized Signatory

Schedule 2

Initial Purchasers

J.P. Morgan Securities LLC

Deutsche Bank Securities Inc.

HSBC Securities (USA) Inc.

Mizuho Securities USA LLC

Wells Fargo Securities, LLC

Goldman Sachs & Co. LLC

U.S. Bancorp Investments, Inc.

Annex A

Counterpart to Registration Rights Agreement

The undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor (as defined in the Registration Rights Agreement, dated May 3, 2018, by and between Apergy Corporation, a Delaware corporation, and J.P. Morgan Securities LLC, for itself and on behalf of the several Initial Purchasers listed on Schedule 2 thereto) to be bound by the terms and provisions of such Registration Rights Agreement applicable to a Guarantor as specified therein.

IN WITNESS WHEREOF, the undersigned has executed this counterpart as of                 , 201    .

[GUARANTOR]

By:
Name:
Title: